© 2007 Adolor Corporation. All rights reserved. Exhibit 99.2

Entereg ® (alvimopan) Preliminary Findings from Study 767905/014 and Clinical Development Program Update April 9, 2007

Study 014
Primary Objective:
To compare alvimopan with placebo for long-term safety and
tolerability in patients taking opioids for chronic non cancer pain with opioid induced bowel dysfunction
Secondary Objectives:
To compare alvimopan with placebo for constipation related
quality of life assessments
Additional safety assessments

Study 014 Design
*Treatment clinic visits at
Months 1, 3, 6, 9 & 12
2 week
Follow-Up Period
1 week
Screening Period
12 month
Treatment Period*
Day -7
Screening
Placebo
Day 1
Randomization
Month 12
Treatment
Completed
2 Weeks Post
Treatment
Follow-Up
0.5mg twice daily (bid)
Randomized (2:1), double-blind, placebo-controlled, multi-country, Phase 3
No Drug No Drug
Symptom-Driven Use of Standardized Rescue Laxative

Study 014 Demographics
71 67 Overweight / Obese (%)
35/65 37/63 Female  (%) /  Male (%)
39 40 Tobacco Use (%)
29.9 29.5 BMI  (kg/m
2
)
91 87 Caucasian (%)
Other Characteristics
51.9
Placebo
(N=267)
53.8
Alvimopan
0.5mg BID
(N=538)
Mean Age (yrs)
Demographics

Study 014 Population
General Observations:
Primary pain conditions
– Back Pain, Arthritis, Fibromyalgia
High prevalence at baseline medical conditions
– Musculoskeletal, Cardiac, Psychiatric, Gastrointestinal
High prevalence of CV and cancer risk factors
– Smoking
– Obesity
– Hypertension
– Hyperlipidemia
Prevalent use of concomitant medications
– Cardiac
– Lipid lowering
– Antidepressants
– Thyroid
– Proton pump inhibitors

7 Study 014 – Most Frequent Adverse Events Placebo Alvimopan (N = 267) (N = 538) Abdominal Pain 13% 16% Diarrhea 12% 14% Headache 11% 10% Nausea 11% 9% Vomiting 6% 7%

Cardiovascular Serious Adverse Events – OBD Studies
14  (2.60%)
7  (1.30%)
Alvimopan
(N=538)
5  (0.96%)
2  (0.38%)
Placebo
(N=523)
14  (1.18%)
1  (0.08%)
Alvimopan
(N=1190)
8  (1.01%)
2  (0.25%)
Placebo
(N=790)
28  (1.62%) 3  (1.12%)  All
Cardiovascular
SAEs
8  (0.46%) - (0) Myocardial
Infarction
Alvimopan
(N=1728)
Placebo
(N=267)
Study 014
Non-Cancer
OBD Studies*
(w/o Study 014)
Non-Cancer
OBD Studies*
(w/Study 014)
*Includes Studies 011, 012, 013, 217, and 304

Study 014 Observations
Final results from Study 014 appear to show no additional serious cardiovascular adverse events following the interim analysis
Cardiovascular adverse events reported in Study 014 were in patients with established or at high risk for cardiovascular disease.  Risk factors included diabetes, vascular and ischemic heart disease, obesity, smoking, hypertension and preexisting cardiovascular disease
The incidence of cardiovascular adverse events in Study 014 appears consistent with epidemiological expectations for the subject population
The timing of events does not appear to be linked to duration of dosing.
While Study 014 (12-month study) was the first evaluation of alvimopan treatment beyond twelve weeks, the majority of reported CV SAEs occurred in subjects on alvimopan treatment ranging from 30 days to 112 days
5 of 7 MIs occurred at 2 investigational study sites
Cardiovascular Serious Adverse Events

Cardiovascular Serious Adverse Events - POI Studies
POI Studies*
2.45% 3.37%
Other CV Adverse
Events of interest
0.50% 0.51%
Myocardial
Infarction
Alvimopan
All Doses
(N=2610)
Placebo
(N=1365)
Event
*Includes Studies 206, 213, 214, 302, 306, 308, 313, 314 and 001

Does alvimopan, a mu opioid receptor antagonist, unmask
Cardioprotective effects of opioids?
Cardioprotective effects of opioids have been hypothesized to be mediated by delta receptors (preclinical models)
Alvimopan and its metabolite bind with higher selectivity to the mu receptor over delta and kappa (selectivity >20-100 fold)
Binding data, together with PK data, do not support mechanism –
based antagonism that would reverse cardioprotective effects
Cardiovascular Serious Adverse Events

Neoplasm Serious Adverse Events
1/1060
(0.09%)
0/465 Studies 011, 012, 013
4/538
(0.7%)
1/267
(0.4%)
Study 014
Alvimopan
All Doses
Placebo Non-Cancer OBD Studies
Study 014 - All Neoplasms*:
Placebo 2 (0.7%)
Alvimopan 15 (2.8%)
*benign, malignant, skin cancers and unspecified, including polyps
Malignant Neoplasm

Do opioid ligands inhibit the induction or proliferation of cancer?
No clinically relevant findings with alvimopan in rodent carcinogenicity studies
Literature Review
– Opioid growth factor (OGF): An endogenous opioid peptide believed to mediate inhibition of cell proliferation and differentiation
– Small molecule opioid receptor agonists (e.g., morphine) do not interact with OFG receptor to inhibit cell proliferation
– Mu and delta receptors do not resemble OGF receptors at either molecular or protein level, nor do mu, delta or kappa agonists appear to compete with this receptor
– Mu opioid receptor antagonists have been shown to inhibit angiogenesis suggesting possible positive impact on cancer treatment
Neoplasm Events

Quality of Life Assessment
PAC-QOL demonstrated a positive benefit of alvimopan
compared to placebo
Each subcategory of assessment also showed a positive
difference compared to placebo
– Physical discomfort
– Psychosocial discomfort
– Worries and concerns
– Dissatisfaction

15 Alvimopan Development GSK Study 015 Protocol withdrawn Study 684 (Extension of Study 008) stopped Adolor Study 228 (Combination Program) enrollment suspended POI Complete Response targeted 2Q 2007

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